1 1 Parent of: Investor Presentation July 2014

2 Certain statements contained in this presentation are “forward - looking statements” within the meaning of the protections of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 or the Exchange Act . These forward - looking statements are covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 , and we are including this statement for purposes of invoking these safe harbor provisions . Forward - looking statements are made based on our management’s expectations and beliefs concerning future events impacting our company and are subject to uncertainties and factors relating to our operations and economic environment, all of which are difficult to predict and many of which are beyond our control . You can identify these statements from our use of the words “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “may” and similar expressions . These forward - looking statements may include, among other things : ▪ statements relating to projected growth, anticipated improvements in earnings, earnings per share, and other financial performance measures, and management’s long - term performance goals ; ▪ statements relating to the anticipated effects on results of operations or our financial condition from expected developments or events ; ▪ statements relating to our business and growth strategies ; and ▪ any other statements which are not historical facts . Forward - looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from our expectations of future results, performance or achievements, or industry results, expressed or implied by these forward - looking statements . These forward - looking statements may not be realized due to a variety of factors, including without limitation : ▪ the effects of future economic, business and market conditions ; ▪ changes in interest rates ; ▪ governmental monetary and fiscal policies ; ▪ changes in prices and values of real estate ; ▪ legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, including changes in the cost and scope of FDIC insurance ; ▪ the failure of assumptions regarding the levels of non - performing assets and the adequacy of the allowance for loan losses ; ▪ weaker than anticipated market conditions in our primary market areas ; ▪ the effects of competition in our market areas ; ▪ liquidity risks through an inability to raise funds through deposits, borrowings or other sources, or to maintain sufficient liquidity at the Company separate from the Bank’s liquidity ; ▪ volatility in the capital and credit markets ; and ▪ the other risk factors discussed from time to time in the periodic reports that we file with the SEC, including our Annual Report on Form 10 - K for the year ended December 31 , 2013 . You should not place undue reliance on any forward - looking statement . Forward - looking statements speak only as of the date made . We undertake no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . NOTE REGARDING NON - GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America ("GAAP") . These non - GAAP financial measures include the following : efficiency ratio, tangible common equity, tangible book value per common share, tangible common equity to tangible assets and tangible equity to tangible assets . Management uses these non - GAAP financial measures because it believes that they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with meaningful measures for assessing our financial results, as well as comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the Appendix of this presentation . Forward Looking Information

3 Corporate Overview

The Community Financial Corporation

- ✓ The Community Financial Corporation (NASDAQ: TCFC) is the bank holding company for Community Bank of the Chesapeake (the "Bank")
- ✓ $1 billion in assets and market capitalization of greater than $100 Million
- ✓ Headquartered in Waldorf, MD with 14 locations in Maryland and Virginia
  - Branches: 10 in the Southern Maryland counties of Calvert, Charles and St. Mary's and 2 in Virginia in King George county and the City of Fredericksburg.
  - Loan Production Offices (LPOs): 3 in Maryland (La Plata, Prince Frederick and Leonardtown) and 1 in Virginia (Fredericksburg)
- ✓ Hired commercial lenders in 2nd qtr of 2014 to open LPO in Annapolis, Maryland during 3rd qtr
- ✓ Opening second branch in historic Fredericksburg, Virginia in 12-18 months
- ✓ Relationship banking focus; high touch with direct access to senior decision makers
- ✓ Current platform has capacity to support future organic growth
- ✓ ~17% insider ownership(1)

Geographic Footprint



Washington, D.C.
Annapolis
Alexandria
Fort Washington
MARYLAND
Waldorf
St. Charles
La Plata
Prince Frederick
Fredericksburg
King George
Leonardtown
California
Lexington Park
Chesapeake Bay
Branches
LPOs
Future LPO

Source: SNL Financial and TCFC.
Note: Fredericksburg and Leonardtown branch locations and LPOs are co-located.
(1) Includes ESOP ownership.

4

5 5 Financial Highlights Source: SNL Financial, company regulatory and GAAP filings and TCFC management. ROATCE based on two period average for tangib le common equity. (1) Measures not recognized under GAAP and are therefore considered to be non - GAAP financial measures. Refer to Appendix to this pre sentation for a reconciliation. (2) NPLs include nonaccrual loans, loans 90+ days past due and TDRs. NPAs include NPLs and OREO. (3) Efficiency Ratio = Noninterest expense before OREO valuation allowance and OREO expense and amortization of impairment of intangibles / interest income + noninterest revenues (excludes securities gains , OREO gains and losses, and nonrecurring items) (4) In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million after commissions and related offering expenses. x Year over year net interest margin expansion of 12 basis points x 12% year over year loan growth x 2014 YTD ROAA 0.61% x 2014 YTD income affected by one - time loan sale costs and continued investments to support organic growth x E fficiency ratio increased as a result of 9 new hires in 2014 to support Fredericksburg branch, Fredericksburg LPO and Annapolis LPO x Net charge - offs remain low 2011 FY 2012 FY 2013 FY 2013 YTD 2014 YTD ($000s except per share) 12/31/11 12/31/12 12/31/13 6/30/2013 6/30/14 Balance Sheet Total Assets 983,480 981,639 1,023,824 980,102 1,034,707 Total Gross Loans 717,744 755,888 807,268 753,285 845,177 Total Deposits 827,253 820,230 821,295 784,681 818,544 Tangible Common Equity (1) 55,454 59,047 90,730 61,072 93,226 Consolidated Capital (%) Tier 1 Ratio 11.65 11.76 14.66 12.03 14.45 Risk-Based Capital Ratio 12.69 12.84 15.62 13.07 15.38 TBV Per Share (1) 18.32 19.34 19.52 20.05 19.89 Asset Quality (%) (2) NPAs/ Assets 2.61 2.50 2.60 2.87 2.09 NCOs/ Avg Loans 0.61 0.27 0.14 0.16 0.21 Reserves/ NPLs 37.1 46.7 41.1 37.9 53.4 7655 8247 8138 8034 8,050.00 Profitability Net Income 2,489 4,790 6,451 3,204 2,956 ROAA 0.35 0.52 0.69 0.69 0.61 ROATCE 4.5 8.3 9.4 10.47 5.43 Net Interest Margin (FTE) 3.21 3.31 3.56 3.50 3.62 Efficiency Ratio (1)(3) 64.7 67.7 66.8 66.6 68.4 Diluted EPS 0.82 1.57 1.88 1.05 0.63 (4)

6 6 Investment Highlights x Strong Fundamental Operating Trends • 28 consecutive years of profitability • Net interest margin improvement driven by stable loan yields and improving funding costs x Robust Lending Pipeline x Strong Market Share and Brand Recognition • Second largest deposit market share in operating footprint of Southern Maryland and King George County, Virginia • Successful results in new markets through local hiring, community outreach and grassroots marketing x Excellent Regional Demographics Driven by Proximity to Department of Defense (“DoD”) Headquarters, Homeland Security and Other Federal Agencies • Approximately $12B in annual procurement contracts to companies in Maryland from the DoD • 45% of Maryland’s DoD work force is made up of skilled civilian contractors conducting research, development, testing and evaluation projects • Distribution center for Dominion Power – Cove Point L iquefied Natural Gas Terminal x Experienced Senior Management Team with Strong Track Record • Average of 29 years in banking and 16 years with the Company • Proven ability to grow organically through recent economic cycle

7 7 Deposit Market Share Deposit Market Share – Operating Footprint (1) Key Counties Source: FDIC Survey Data as of June 30, 2013 updated by SNL Financial for 2013/2014 branch activity. (1) Includes Calvert County, MD, Charles County, MD, Saint Mary’s County, MD and King George County, VA. County Rank Branches Deposits Mkt. Share Maryland Charles 2 4 $338,646 18.1% Saint Mary's 2 3 258,391 23.4% Calvert 3 3 180,460 16.6% Virginia King George 4 1 5,824 3.5% RankInstitution Branches Deposits Mkt. Share 1 Bank of America Corp. 9 840,333 19.9% 2 Community Financial Corp. 11 783,321 18.5% 3 PNC Financial Services Group Inc. 17 745,232 17.6% 4 BB&T Corp. 10 423,890 10.0% 5 Old Line Bancshares Inc. 10 411,739 9.7% 6 SunTrust Banks Inc. 7 327,281 7.7% 7 County First Bank 7 179,668 4.3% 8 M&T Bank Corp. 4 177,014 4.2% 9 Capital One Financial Corp. 4 167,459 4.0% 10 Union Bkshs Corp 1 70,799 1.7% 11 Wells Fargo & Co. 2 50,661 1.2% 12 Peoples Bankshares Inc. 2 26,087 0.6% 13 Southern National Bancorp 2 20,612 0.5% 14 Woodforest Financial Group Inc. 1 379 0.0% Total For Institutions In Market 87 4,224,475

8 8 $94,366 $70,499 $60,893 $51,579 $0 $20,000 $40,000 $60,000 $80,000 $100,000 Weighted Avg. Franchise MD VA US 4.7% 3.4% 4.9% 3.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Weighted Avg. Franchise MD VA US Major Market Demographics x Positioned in demographically attractive markets x Diversified economy including military, federal and state governments, research and development , technology, education , energy import/export, healthcare and professional services x Strong demographics and household income metrics, with below average unemployment rates Unemployment Rate (May 2014) (1) Note: Weighted average by deposits. (1) Source: US Department of Labor Statistics, not seasonally adjusted. (2) Source: SNL Financial. Population Change (2014 – 2019) (2) Median HH Income (2) 5.3% 5.7% 5.4% 6.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Weighted Avg. Franchise MD VA US

9 9 Complementary New Market Demographics x Expanded branch franchise into Fredericksburg, VA market in July 2014 to support existing successful LPO x Lenders hired in second quarter of 2014 have pipeline to support opening of Annapolis LPO during 3 rd quarter 2014 x Economies and demographics for new markets strongly mirror those of the legacy TCFC franchise Unemployment Rate (May 2014) (1) Note: Weighted average by population. Fredericksburg market assumed to include Fredericksburg City, Spotsylvania and Stafford counties. (1) Source: US Department of Labor Statistics, not seasonally adjusted. (2) Source: SNL Financial. Population Change (2014 – 2019) (2) Median HH Income (2) 5.3% 5.0% 5.2% 6.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Weighted Current Franchise Fredericksburg Anne Arundel US $94,366 $87,402 $88,602 $51,579 $0 $20,000 $40,000 $60,000 $80,000 $100,000 Weighted Current Franchise Fredericksburg Anne Arundel US 4.7% 6.4% 4.7% 3.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Weighted Current Franchise Fredericksburg Anne Arundel US

10 10 Significant In - Market Federal Agency Presence x Department of Defense in - market presence: • National Energetics Center – Naval Support Facility at Indian Head (Charles County) • Naval Surface Warfare – Naval Support Facility at Dahlgren (King George County) • Air Force One – Andrews AFB (Prince Georges County) • US Marines – Quantico (Prince William County) • Defense Intelligence Agency & Defense Intelligence Analysis Center – Joint Base Anacostia - Bolling (Prince Georges County) • Naval Air Station Patuxent River (St. Mary’s County) − Annual county economic impact $2.3 billion x Additional major in - market Federal Agency presence: • Federal Aviation Administration (FAA) Unmanned Aerial Vehicle (UAV) Drones Program • Homeland Security • FBI & DEA – Quantico (Prince William County)

11 11 $174 $198 $201 $221 $292 $373 $426 $458 $548 $624 $662 $718 $756 $808 $846 $168 $183 $203 $228 $267 $363 $418 $445 $525 $640 $725 $827 $820 $821 $819 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Gross Loans ($MM) Deposits ($MM) Gross Loan CAGR: 12.4% (1) Over a Decade of Growth Source: SNL Financial and company filings. (1) Represents the period from 12/31/00 – 06/30/14 x 2005 & 2007 – Strategic hires from Mercantile Bancshares x 2012 & 2013 – Open a branch and a loan production office in Virginia x 2014 – Expansion into Annapolis in 3 rd quarter

12 12 172 130 145 100 110 120 130 140 150 160 170 180 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Loan Growth Rate - CBTC Loan Growth Rate - Peer Loan Growth Rate - MD Peer Steady Growth After Financial Crisis Source: Uniform Bank Performance Report and Company Financial Statements. Peers represent commercial banks with assets $300 million to $1.0 billion. MD peers represent all FDIC - insured depository institutions located in Maryland. Company 2014 loan growth based on year to date June 30, 2014 results. Peer and MD peer net loan and lease growth based on UBPR March 31, 2014 data. Indexed Loan Growth Since 12/31/2006 Versus Peers TCFC Gross Loans have increased $38.1 million to $846.3 million at June 30, 2014 from $808.2 million at December 31, 2013.

13 13 Migration into a True Commercial Bank Loan Composition (12/31/2000) $175 M illion Loan Composition (06/30/2014) Source: SNL Financial and TCFC management. $846 M illion 57% 1 - 4 family real estate and consumer loans 73% commercial real estate and commercial & industrial loans CRE and C&I 33% Residential & Consumer 57% Construction 10%

14 14 NIM Above Peers Net Interest Margin Source SNL Financial regulatory data and TCFC management. Peers include all BHCs headquartered in Maryland, Virginia or Washington DC wi th assets between $500 million and $1.5 billion. Yield on Earning Assets TCFC Δ - 24 bps Peer Δ - 70 bps TCFC Δ +58 bps Peer Δ - 46 bps 4.59% 4.50% 4.51% 4.41% 4.56% 4.43% 4.37% 4.43% 4.43% 4.34% 4.35% 4.90% 4.69% 4.70% 4.63% 4.65% 4.45% 4.39% 4.41% 4.43% 4.20% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 TCFC Regional BHC Peer Median 3.05% 3.15% 3.28% 3.28% 3.54% 3.52% 3.47% 3.60% 3.67% 3.60% 3.63% 4.03% 3.83% 3.84% 3.90% 3.80% 3.74% 3.73% 3.79% 3.84% 3.57% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 TCFC Regional BHC Peer Median

15 15 3.06% 2.35% 1.78% 1.59% 1.21% 0.88% 0.77% 2.77% 2.11% 1.61% 1.44% 1.05% 0.71% 0.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2008 2009 2010 2011 2012 2013 2014 YTD 06/30 Cost of Funds Cost of Deposits Deposit Franchise Deposit Composition (06/30/2014) x Significant deposit franchise - with 74% “core” x Effectively managing the cost of funds which declined to 0.77% for the six months ended June 30, 2014 from 0.88% for the year ended December 31, 2013 x Increased average balance of noninterest bearing transaction accounts by $10.7 million or 12.8% over last twelve months x Continue to shift deposit mix away from CDs. At June 30, 2014 and December 31, 2013 the Bank’s deposit funding consisted of 52.7% and 52.8% transaction accounts - (50.6% at 12/31/2012 and 44.9% at 12/31/11) Cost of Funding (%) $819 Million Source: TCFC management. “Core” deposits defined as all deposits less time deposits > $100,000. Time > $100K $211M 26% Time < $100K $177M 21% Nonint. Bearing Transaction $113M 14% Interest Bearing Transaction $318M 39%

16 16 Asset Quality Improvement Source: SNL Financial and TCFC management. Note: Non - Accrual loans include the portion reported as “Nonaccrual Performing Loans”. (1) Average loans calculated as the average of calendar quarter averages since Q3 2010. (2) Classified assets include loans graded as substandard, doubtful or loss, non - investment grade securities and OREO. (3) TDRs reported at June 30, 2013 do not include $4.03 million of TDRs that are included in non - accrual loans. Nonperforming Asset Composition (9/30/2010) Nonperforming Asset Composition (06/30/2014) x 50% improvement in NPAs since Q3 2010; $10.4 million in net charge - offs over this period representing only 1.46% of average loans (1) x 35% or $27.5 million reduction in classified assets (2) since Q4 2011 from $79.6 million to $52.1 million at Q2 2014 Gross Loans: $632 Million Gross Loans: $846 Million Non - Accrual Loans $14.9M TDRs $16.3M OREO $11.6M $42.8M Non - Accrual Loans $11.9M TDRs (3) $3.2M OREO $6.6M $21.6M

17 17 1.20% 1.16% 1.07% 1.09% 1.01% 0.95% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2009Y 2010Y 2011Y 2012Y 2013Y 2014YTD TCFC Regional BHC Peer Median 0.20% 0.61% 0.61% 0.27% 0.14% 0.21% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2009Y 2010Y 2011Y 2012Y 2013Y 2014YTD TCFC Regional BHC Peer Median Asset Quality Trends NPAs (Incl. TDRs) & 90+PD / Assets (1) Allowance for Loan Losses / Loans Allowance for Loan Losses / NPLs (2) NCOs / Avg. Loans Source: SNL Financial and TCFC management, Peers include all BHCs headquartered in Maryland, Virginia or Washington DC with assets between $500 million and $1.5 billion. 2014 YTD data for peers is as of 3/31/14. Note: Non - Accrual loans include performing loans totaling $4.3 million and $4.4 million in current loans at December 31, 2013 and 2012, respectively. (1) Non - Performing Assets = Nonaccrual + TDRs + 90 day past due and still accruing + OREO. (2) Non - Performing Loans = Nonaccrual + TDRs + 90 day past due and still accruing. 3.90% 4.58% 2.61% 2.50% 2.60% 2.09% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009Y 2010Y 2011Y 2012Y 2013Y 2014YTD TCFC Regional BHC Peer Median 24.2% 25.5% 37.1% 46.7% 41.1% 53.4% 0% 20% 40% 60% 80% 100% 120% 2009Y 2010Y 2011Y 2012Y 2013Y 2014YTD TCFC Regional BHC Peer Median

18 18 Significant Organic Growth Opportunities Ahead x Fredericksburg & Annapolis Areas • Opened loan production office in Fredericksburg in Q3 2013 • Branch opened in Fredericksburg in July 2014. Second branch to be opened in Fredericksburg in next 12 - 18 months • Two seasoned lenders hired in Q2 2014 to develop Annapolis LPO service area. Annapolis LPO to open in Q3 2014 x Contiguous Market Area Strategy • Entry into new markets initially through loan production offices • Opportunistic expansion of deposit franchise TCFC Branch TCFC LPO Future Annapolis LPO Southern Maryland Footprint Fredericksburg LPO Service Area Annapolis LPO Service Area Source: SNL Financial and TCFC. Note: Fredericksburg and Leonardtown branch locations and LPOs are co - located.

19 19 Concluding Remarks x Profitable Franchise x Organic Growth Capacity x Positioned in Demographically Attractive Markets x Appealing Competitive Dynamics x Strong, Experienced Management Team

20 Appendix

21 21 $8.93 $10.02 $10.48 $10.98 $12.06 $13.09 $14.28 $16.79 $17.23 $17.43 $18.25 $18.32 $19.34 $19.52 19.89 $- $5.00 $10.00 $15.00 $20.00 $25.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Tangible Book Value Per Share Consistent Shareholder Value Creation Source: SNL Financial and company filings. Note: Tangible book value per share is a measurement not recognized under GAAP and are therefore considered to be a non - GAAP financial measure. In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million aft er commissions and related offering expenses. The additional shares outstanding impacted year to year comparability of per share book value amounts beginning wit h t he year ended December 31, 2013.

22 22 Capital Position 06/30/14 Consolidated Capital Ratios (%) x Regulatory capital levels are well above “well - capitalized” levels x Redeemed CPP by issuing $20 million of SBLF in September 2011 x SBLF dividend rate is currently 1.0% x $5 million of trust preferred yielding 3 Month LIBOR + 170 bps and $7 million yielding 3 Month LIBOR + 260 bps Source: TCFC management as of 6/30/14. 9.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% TCE Ratio Leverage Ratio Tier 1 Risk- based Ratio Total Risk- based Capital Ratio 6/30/14 Capital Ratios SBLF TruPS 12.4% 14.5% 15.4%

23 23 Loan Portfolio – 06/30/2014 Loan Composition $846 M illion Nonperforming Loans (1) Source: TCFC management as of 6/30/14. (1) Includes nonaccrual loans, loans 90+ days past due and renegotiated loans. $15.1 Million (1) 2014 Yield: 4.80% Non Owner - Occ. CRE, 36% Owner - Occ. CRE, 27% Commercial & Industrial, 12% HELOC, 2% Closed End 1 - 4 Family, 19% Consumer, nil Construction, 4% Non Owner - Occ. CRE, 24% Owner - Occ. CRE, 24% Commercial & Industrial, 16% HELOC, 1% Closed End 1 - 4 Family, 10% Consumer, nil Construction, 25%

24 24 Historical Financial Summary Source: SNL Financial regulatory and GAAP data and TCFC management. (1) Texas Ratio = NPAs / Tangible Equity + ALLL. (2) NPLs include nonaccrual loans, loans 90+ days past due and TDRs. (3) NPAs include NPLs as defined above and OREO. (4) In 2013, TCFC switched from annual to quarterly common dividend payments. 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2013 FQ3 2013 FQ4 2014 FQ1 2014 FQ2 ($ in thousands except per share data) 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9/30/13 12/31/13 3/31/14 6/30/14 Balance Sheet Total Assets 815,043 885,936 983,480 981,639 1,023,824 992,904 1,023,824 1,016,938 1,034,707 Total Gross Loans 624,064 662,119 717,744 755,888 807,268 767,960 807,268 818,681 845,177 Total Deposits 640,419 724,582 827,253 820,230 821,295 817,247 821,295 809,119 818,544 Tangible Common Equity 51,873 54,788 55,454 59,047 90,730 62,148 90,730 92,133 93,226 Profitability (%) Net Income ($000) 2,020 3,919 2,489 4,790 6,451 1,653 1,594 1,671 1,285 ROAA 0.38 0.57 0.35 0.52 0.69 0.70 0.67 0.69 0.53 ROATCE 3.88 7.24 4.47 8.29 9.38 10.63 7.06 7.24 5.53 Net Interest Margin 3.02 3.32 3.21 3.31 3.56 3.60 3.67 3.60 3.63 Efficiency Ratio 64.8 60.2 64.7 67.7 66.8 67.0 66.9 66.7 70.1 Balance Sheet Ratios / Consolidated Capital (%) Loans/ Deposits 97.45 91.38 86.76 92.16 98.29 93.97 98.29 101.18 103.25 Securities/ Assets 18.54 18.99 20.43 16.84 13.70 14.89 13.70 12.86 11.54 Tangible Equity/ Tangible Assets 8.37 8.03 7.67 8.05 10.82 8.27 10.82 11.03 10.94 Tangible Common Equity/ Tang Assets 6.36 6.18 5.64 6.02 8.86 6.26 8.86 9.06 9.01 Tier 1 Ratio 12.30 11.84 11.65 11.76 14.66 11.78 14.66 14.78 14.45 Total Risk Based Capital Ratio 13.46 12.94 12.69 12.84 15.62 12.79 15.62 15.75 15.38 Leverage Ratio 10.03 9.44 9.17 9.39 12.50 9.76 12.50 12.46 12.43 Texas Ratio (1) 42.0 51.5 30.9 28.1 22.4 29.7 22.4 24.5 17.8 Asset Quality (%) NPLs/ Loans (2) 4.94 4.54 2.87 2.34 2.45 2.57 2.45 2.70 1.78 NPAs/ Assets (3) 3.90 4.58 2.61 2.50 2.60 2.70 2.60 2.90 2.09 NCOs/ Avg Loans 0.20 0.61 0.61 0.27 0.14 0.13 0.13 0.07 0.35 Reserves/ Loans 1.20 1.16 1.07 1.09 1.01 1.05 1.01 1.00 0.95 Reserves/ NPLs (2) 24.2 25.5 37.1 46.7 41.1 40.9 41.1 37.1 53.4 Reserves/ NPAs (3) 23.5 18.9 29.8 33.6 30.6 30.2 30.6 27.8 37.2 7471 7669 7655 8247 8138 8079 8138 8197 8050 Per Share Data Book Value Per Share 17.43 18.25 18.32 19.34 19.52 20.39 19.52 19.66 19.89 Tangible Book Value Per Share 17.43 18.25 18.32 19.34 19.52 20.39 19.52 19.66 19.89 Earnings Per Share 0.68 1.30 0.82 1.57 1.88 0.55 0.35 0.36 0.28 Common Dividends Per Share (4) 0.40 0.40 0.40 0.40 0.40 0.10 0.10 0.10 0.10

Non-GAAP Reconciliation - Tangible Book Value Per Share

Tangible Book Value Per Share

"Tangible book value per share" is defined as tangible stockholders' equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets.

(dollars in thousands, except share data)	For the Years Ended								
	2000	2001	2002	2003	2004	2005	2006	2007	2008
Stockholders' Equity	$ 23,430	$ 25,586	$ 26,873	$ 27,912	$ 31,124	$ 34,578	$ 37,729	$ 48,847	$ 67,114
Intangible Assets	-	-	-	-	-	-	-	-	-
Preferred Equity	-	-	-	-	-	-	-	-	(16,317)
Tangible Common Equity	$ 23,430	$ 25,586	$ 26,873	27,912	$ 31,124	$ 34,578	$ 37,729	$ 48,847	$ 50,797
Shares Outstanding	2,624,670	2,554,218	2,564,252	2,542,314	2,580,444	2,641,487	2,642,288	2,909,974	2,947,759
Tangible Book Value per Share	$ 8.93	$ 10.02	$ 10.48	$ 10.98	$ 12.06	$ 13.09	$ 14.28	$ 16.79	$ 17.23

(dollars in thousands, except share data)	For the Years Ended					For the Quarter Ended			
	2009	2010	2011	2012	2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014
Stockholders' Equity	$ 68,190	$ 71,105	$ 75,454	$ 79,047	$ 110,730	$ 82,148	$ 110,730	$ 112,133	$ 113,226
Intangible Assets	-	-	-	-	-	-	-	-	-
Preferred Equity	(16,317)	(16,317)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)
Tangible Common Equity	$ 51,873	$ 54,788	$ 55,454	$ 59,047	$ 90,730	$ 62,148	$ 90,730	$ 92,133	$ 93,226
Shares Outstanding	2,976,046	3,002,616	3,026,557	3,052,416	4,647,407	3,048,439	4,647,407	4,686,157	4,687,766
Tangible Book Value per Share	$ 17.43	$ 18.25	$ 18.32	$ 19.34	$ 19.52	$ 20.39	$ 19.52	$ 19.66	$ 19.89

25

Non-GAAP Reconciliation - Efficiency Ratio

Efficiency Ratio

"Efficiency ratio" is defined as recurring non-interest expense less foreclosed real estate (OREO) expenses and valuation allowances, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus non-interest income excluding gains and losses on securities and foreclosed real estate. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(dollars in thousands)	For the Years Ended					For the Quarter Ended				Year to Date	
	2009	2010	2011	2012	2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2013	6/30/2014
Non-Interest Expense	$ 16,580	$ 18,195	$ 22,249	$ 23,804	$ 24,844	$ 6,245	$ 6,348	$ 6,331	$ 6,767	$ 12,251	$ 13,098
OREO Valuation Allowance	(148)	(416)	(2,452)	(674)	(601)	(171)	(100)	(82)	(152)	(330)	(234)
OREO Operating Expenses	-	-	-	(97)	(186)	(41)	(81)	(47)	(13)	(64)	(60)
Non-Recurring Expense	(344)	-	-	-	-	-	-	-	-	-	-
Adjusted Non-Interest Expense (Numerator)	$ 16,088	$ 17,779	$ 19,797	$ 23,033	$ 24,057	$ 6,033	$ 6,167	$ 6,202	$ 6,602	$ 11,857	$ 12,804
Net Interest Income	$ 21,721	$ 25,957	$ 26,838	$ 29,689	$ 32,032	$ 8,102	$ 8,380	$ 8,434	$ 8,570	$ 15,549	$ 17,004
Non-Interest Income	2,810	3,580	4,193	4,410	4,174	1,119	797	895	855	2,258	1,750
(Gains) / Losses on OREO Disposals	-	-	(454)	(89)	(179)	(215)	36	-	(4)	-	(4)
Realized (Gain) / Loss on Other Assets	-	-	-	-	-	-	-	-	-	-	-
Realized (Gain) / Loss on Securities	280	-	-	-	-	-	-	(24)	(7)	-	(31)
Operating Revenue (Denominator)	$ 24,811	$ 29,537	$ 30,577	$ 34,010	$ 36,027	$ 9,006	$ 9,213	$ 9,305	$ 9,414	$ 17,807	$ 18,719
Efficiency Ratio	64.8%	60.2%	64.7%	67.7%	66.8%	67.0%	66.9%	66.7%	70.1%	66.6%	68.4%

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27 27 Senior Management Team William J. Pasenelli Michael L. Middleton x Executive Chairman x Joined in 1973 x President and Chief Executive Officer (1979 - 2014) x EVP and Chief Risk Officer x Joined in 2005 x Former EVP and Senior Loan Officer at Mercantile Southern Maryland Bank x President and Chief Executive Officer x Joined in 2000 x Former CFO of Acacia Federal Savings Bank (1987 - 2000) Gregory Cockerham x EVP and Chief Lending Officer x Joined in 1988 x Former Executive with Maryland National Bank James M. Burke Todd L. Capitani James F. Di Misa x EVP and Chief Operating Officer x Joined in 2005 x Former EVP at Mercantile Southern Maryland Bank x EVP and Chief Financial Officer x Joined in 2009 x Former Senior Finance Manager with Deloitte Consulting and CFO of Ruesch International, Inc.

28 28 Senior Management Team Rebecca J. Henderson Christy M. Lombardi x EVP and Director of HR and Administration x Joined in 1998 x Oversees human resources and shareholder relations x EVP and Director of Sales for Retail Operations and Wealth Management x Joined in 2006 x Former VP, Commercial Lender at Mercantile Southern Maryland Bank